UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

CENTRAL GARDEN & PET COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1)0-11.

Your **Vote** Counts!

CENTRAL GARDEN & PET COMPANY

2025 Annual Meeting
Vote by February 11, 2025 11:59 PM ET. For shares held in a Plan, vote by February 7, 2025 11:59 PM ET.

CENTRAL
GARDEN & PET

CENTRAL GARDEN & PET COMPANY
1340 TREAT BOULEVARD, SUITE 600
WALNUT CREEK, CA 94597

V60373-P20755

You invested in CENTRAL GARDEN & PET COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 12, 2025.**

Get informed before you vote

View the Notice and Proxy Statement, 2024 Annual Report and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

February 12, 2025
10:30 a.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/CENT2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) William E. Brown 02) Courtnee Chun 03) Lisa Coleman 04) Brendan P. Dougher 05) Nicholas Lahanas 06) Randal D. Lewis 07) Christopher T. Metz 08) Brooks M. Pennington III 09) John R. Ranelli 10) M. Beth Springer	For
2. To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending on September 27, 2025.	For
3. To approve an amendment to the Company's certificate of incorporation to include an officer exculpation provision.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.	

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V60374-P20755